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                                                Filed Pursuant to Rule 424(b)(2)
                                Registration Statement Nos. 33-4097 and 33-33011



               SUPPLEMENT NO. 10 TO PROSPECTUS SUPPLEMENT DATED
             AUGUST 14, 1995 AND PROSPECTUS DATED FEBRUARY 9, 1990

                           COOPER INDUSTRIES, INC.

                       SECOND SERIES MEDIUM-TERM NOTES

                        ISSUE DATE September 22, 1995


                                                                INTEREST RATE
  MATURITY DATE                                                   PER ANNUM
  -------------                                                 -------------
September 22, 2005                                                  6.70%



ISSUED AT 100% OF AGGREGATE PRINCIPAL AMOUNT.
NOT REDEEMABLE PRIOR TO MATURITY.
ISSUE INITIALLY IN BOOK ENTRY FORM.

The aggregate principal amount of this offering is $30,000,000.00 and relates only to Supplement No. 10. To date, including this offering, an aggregate of $360,900,000.00 Second Series Medium-Term Notes has been issued.